SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                                ----------------


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                ----------------

      Date of Report (Date of earliest event reported): September 20, 1996

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                          EFI ELECTRONICS CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                   0-15967                  75-2072203
 (State or other jurisdiction     (Commission File No. )       (IRS Employer
      of incorporation )                                     Identification No.)


                              2415 South 2300 West
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including zip code)

                                 (801) 977-9009
              (Registrant's telephone number, including area code)


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TABLE OF CONTENTS

Item 5. Other Items...................................................1

Item 7. Financial Statements and Exhibits
 Balance Sheet........................................................2
 Statement of Operations..............................................3

SIGNATURES............................................................4



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Item 5.Other Events

In its Form 10-Q as of June 30, 1996, EFI Electronics Corporation, Inc. ("EFI" or "Company") disclosed Total Stockholders' Equity of $821,340. On July 24, 1996, NASDAQ notified the Company that the Company was not in compliance with NASDAQ's requirement that Small Cap Market companies maintain capi tal and surplus of at least $1,000,000.

The Company's common stock remains listed on the NASDAQ Small Cap Market on the condition that the Company effect this filing accompanied by a July 31, 1996 statement of operations and a corresponding balance sheet, with pro forma adjustments to reflect transactions necessary to meet NASDAQ require ments.

The Company was able to satisfy the minimum capital requirement primarily through the sale of equity and conversion of outstanding debt to equity. These transactions occurred as follows:

Resolution Date        Shares Issued           Transaction Desc        Amount
July 26, 1996             195,686                   Cash              $201,000
July 26, 1996               5,400                 Converted A/P          7,500
September 13, 1996        216,667           Converted debt & interest  216,500
September 20, 1996        166,667                   Cash               150,000
                                                                     ----------
                                                                       575,000

The attached interim financial statement as of July 31, 1996, including the pro forma balance sheet, were prepared solely to comply with the conditions imposed by NASDAQ. Results of operations for the interim period are not necessarily indicative of results for the quarter or the fiscal year.




Item 7.Financial Statements and Exhibits

See attached.



                                       1



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BALANCE SHEETS



                                                  July 31, 1996   July 31, 1996
                                                   (Unaudited)      (Pro Forma)
ASSETS
Current assets:
Cash and cash equivalents                         $    1,539         $  547,539
Receivables                                        2,495,620          2,495,620
Inventories                                        2,557,296          2,557,296
Prepaid expenses                                     120,548            120,548
Total current assets                               5,175,003          5,721,003

Property - net                                     1,782,921          1,782,921
Investment in joint venture                          140,205            140,205
Other assets                                         265,720            265,720
Total assets                                     $ 7,363,849        $ 7,909,849


LIABILITIES
Current liabilities:
Current  installments  of notes  payable           $ 236,100          $ 236,100
 Accounts  payable                                 1,625,897          1,618,397
Reserve for customer warranty                        362,723            362,723
Revolving line of credit                           2,999,399          2,999,399
Accrued liabilities                                  536,829            515,329
Total current liabilities                          5,760,948          5,731,948

Notes Payable, less current installments             976,000            976,000
Total liabilities                                  6,736,948          6,707,948

STOCKHOLDERS' EQUITY
Common stock                                             363                417
Additional paid-in capital                           365,839            940,785
Retained earnings                                    410,699            410,699
Total                                                776,901          1,351,901
Less:
Stock  subscriptions and note receivable
 from management and employees                      (150,000)          (150,000)
 Total  stockholders'  equity                        626,901          1,201,901
Total  liabilities and
 stockholders' equity                            $ 7,363,849        $ 7,909,849










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                            STATEMENT OF OPERATIONS


For the four months ended July 31, 1996  (Unaudited)




Sales                                                     $ 4,055,904
Cost of sales                                               2,651,668
Gross profit                                                1,404,236
Operating expenses:
Selling, general and
administrative   expenses                                   1,481,543
 Research  and  development                                   174,002
 Total operating  expenses                                  1,655,545
 Operating loss                                              (251,309)
 Other income (expense):
Equity in earnings of joint venture                            22,500
 Interest  expense                                           (152,265)
  Total other income (expense)                               (129,765)
 Loss before income taxes                                    (381,074)
 Benefit from (provision for) income taxes                         -0-
Net loss                                                   $ (381,074)






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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                          EFI ELECTRONICS CORPORATION


                       /s/_________________________________
                       Richard D. Clasen, President and Chief Executive Officer


Date:September 20, 1996



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FOR IMMEDIATE RELEASE: Monday, September 23, 1996

CONTACT:  Richard D. Clayson, President/CEO            Madeleine Franco
          David G. Bevan, Executive Vice President     or Bryce Benson
               of Operations/CFO                       Jordan Richard Assoc.
          EFI Electronics Corporation                  801-595-8611
          801-977-9009

             EFI COMPLIES WITH NASDAQ REQUIREMENTS
                  TO CONTINUE SMALLCAP LISTING

SALT LAKE CITY, UTAH EFI Electronics Corporation has complied with Nasdaq's required actions to increase capital and surplus requirements to continue EFI's Nasdaq SmallCap listing. While EFI Electronics Corporation failed to meet this requirement as of June 30, 1996, the company was granted a temporary exception from this standard subject to EFI Electronics Corporation meeting certain conditions.

These conditions were met in a filing with the SEC on September 20, 1996, which met the minimal capital requirements by sale of equity and conversion of outstanding debt to equity. Effective September 24, 1996 the company's Nasdaq symbol will revert back to EFIC.

EFI is a leading supplier of consumer, business and industrial power protection products, including plug-in surge protectors, industrial hardwired products and power monitoring software. For more information on EFI products, contact EFI at 800-877-1174 and ask for inside sales.

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